U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2014

EMERITUS CORPORATION

(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices) (Zip Code)

(206) 298-2909

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Emeritus Corporation (the “Company”) on February 20, 2014 (the “Original 8-K”). The sole purpose of this Amendment is to correct a typographical error in the Original 8-K related to the date of the Company’s earnings release. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original 8-K.

Item 2.02 Results of Operations and Financial Condition.

On February 20, 2014, Emeritus Corporation issued a press release announcing its financial results for the three months and year ended December 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 20, 2014 entitled Emeritus Announces Operating Results for Fourth Quarter and Full Year 2013 (incorporated herein by reference to Exhibit 99.1 to the Emeritus Corporation’s Current Report on Form 8-K filed February 20, 2014 (File No. 001-14012)).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

February 21, 2014	EMERITUS CORPORATION

	By:	/s/ Robert C. Bateman
Robert C. Bateman, Executive Vice President— Finance and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release dated February 20, 2014 entitled Emeritus Announces Operating Results for Fourth Quarter and Full Year 2013 (incorporated herein by reference to Exhibit 99.1 to the Emeritus Corporation’s Current Report on Form 8-K filed February 20, 2014 (File No. 001-14012)).